SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): November 16, 2005

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  On November 16, 2005, the Audit Committee of the Board of Directors of RGC Resources, Inc. (the "Company") engaged Brown Edwards & Company, LLP as the Company's new independent accountants to replace Deloitte & Touche LLP ("Deloitte & Touche"). In August 2005, the Audit Committee decided to solicit proposals from independent accounting firms, including Deloitte & Touche, for the audit of its annual financial statements beginning with the fiscal year ending September 30, 2006. After reviewing these proposals, the Audit Committee voted to dismiss Deloitte & Touche LLP after the completion of the September 30, 2005 audit and to engage Brown Edwards & Company LLP ("Brown Edwards") as the Company's new independent accountants beginning with the first quarter for the fiscal year beginning October 1, 2005, and ending September 30, 2006.

                  The reports of Deloitte & Touche on the consolidated financial statements of the Company for the fiscal years ended September 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte & Touche is currently completing the audit on the Company's consolidated financial statements for the year ended September 30, 2005. The Company is not aware of any issues that would result in an adverse opinion or disclaimer of opinion and does not anticipate a qualification or modification as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended September 30, 2004 and 2003 and the period from October 1, 2004 through November 16, 2005, there have been no disagreements, as that term is defined in Item 304 and its related instructions, with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference thereto in its report on our consolidated financial statements. During the same period, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                  The Company provided Deloitte & Touche with a copy of the foregoing disclosures. A copy of a letter from Deloitte & Touche to the Securities and Exchange Commission, dated November 21, 2005, stating its agreement with the disclosures in the preceding paragraph is attached as Exhibit 16.1 to this Form 8-K.

                  During the last two fiscal years, as well as during the interim period from October 1, 2005 through November 16, 2005, the Company has not consulted with Brown Edwards regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 and its related instructions, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                  The Company has provided Brown Edwards with a copy of the foregoing disclosures and asked Brown Edwards to review the disclosures in the preceding paragraph, in order to provide Brown Edwards with the opportunity to furnish the Company with a letter to the Securities and Exchange Commission containing any new information, clarification or the Company's expression of its views, or the respects in which Brown Edwards does not agree with such disclosures. Brown Edwards declined to furnish any such letter.








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ITEM 9.01.        FINANCIAL STATEMENT AND EXHIBITS.


Exhibit No.       Description of Documents

                  16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated November 21, 2005.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: November 21, 2005            By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)